Goodwill and Intangible Assets, Net - Schedule of Estimated Future Amortization Expense Related to Trade Names (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021		$ 1,046
2022		1,046
2023		1,046
2024		1,046
2025		1,046
Thereafter		3,304
Net Total	$ 8,035	$ 8,534	$ 9,481